Exhibit 10



            Consent of Independent Registered Public Accounting Firm


     We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-43373) pertaining to Lincoln Life Variable Annuity Account Q, which is incorporated by reference into Post-Effective Amendment No. 10, and to the use therein of our reports dated (a) March 24, 2006, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company, and (b) March 1, 2006, with respect to the financial statements of Lincoln Life Variable Annuity Account Q.


                                        /s/ Ernst & Young LLP

Fort Wayne, Indiana
June 7, 2006